Investor Presentation 6th Annual KBW US Regional Leaders Bank Conference in London June 12, 2017 Exhibit 99.1

2 Forward Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Union Bankshares Corporation (“Union” or “UBSH”) or Xenith Bankshares, Inc. (“Xenith” or “XBKS”) or their management about future events. Such statements include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues as well as other statements regarding the merger. Although each of Union and Xenith believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Union or Xenith will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to: (1) the businesses of Union and Xenith may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, tax rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by Union or Xenith with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made and Union and Xenith undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Company Snapshot 3 Overview Branch Map • Shares listed under “UBSH” on NASDAQ • Headquartered in Richmond, VA • 100+ years of banking history • 113 branches across more than 50 counties and 10 MSAs throughout Virginia - Only Virginia-based bank with a statewide footprint - Largest community banking organization headquartered in Virginia Financial Highlights as of 3/31/2017 Market data as of March 31, 2017 Source: SNL Financial UBSH (113) ($ Millions) Total Assets $8,669.9 Total Loans Held For Investment 6,554.1 Total Deposits 6,614.2 Shareholders' Equity 1,015.6 Market Capitalization 1,536.7 Capital Ratios Tier 1 Common Capital (CET1) 9.55% Tier 1 Leverage 9.79% Tier 1 Capital 10.77% Total Capital 13.29% Tangible Common Equity / Tangible Assets 8.36%

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High-tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 4

Union Bank & Trust Key Statistics • 113 (-10 in 2016; -1 YTD 2017) Branches • 1,309 Full Time Equivalent • 58 Commercial Bankers • $6.55 billion Loans • $6.61 billion Deposits • 178+ thousand Consumer Households 5 Union is the only Virginia-based bank with a statewide footprint

# Strong Presence Across All Major Virginia Markets

**MSA**
Market Share Rank
Company Deposits
Total Market Deposits
Market Share

**Statewide**
Rank: #7
Deposits: $6.1bn
Market Tot.: $191bn
Mkt. Share: 3.2%
Branches: 113

**Culpeper**
Rank: #2
Deposits: $484 mm
Market Tot.: $2.9 bn
Mkt. Share: 16.9%
Branches: 8

**Staunton / Harrisonburg**
Rank: #2
Deposits: $516 mm
Market Tot.: $4.0 bn
Mkt. Share: 12.9%
Branches: 11

**Roanoke**
Rank: #6
Deposits: $378 mm
Market Tot.: $7.3 bn
Mkt. Share: 5.2%
Branches: 8

**Fredericksburg**
Rank: #1
Deposits: $886mm
Market Tot.: $4.0 bn
Mkt. Share: 22.4%
Branches: 13

**Northern Neck**
Rank: #2
Deposits: $323mm
Market Tot.: $1.6 bn
Mkt. Share: 21.0%
Branches: 9



Clarke
Shenandoah
Arlington
Rappahannock
Rockingham
Culpeper
Stafford
Highland
Greene
King George
Orange
Augusta
Bath
Albemarle
Caroline
Essex
Fluvanna
Clifton Forge City
Rockbridge
Nelson
Hanover
Lancaster
Botetourt
Cumberland
Henrico
Craig
Mathews
Buchanan
Giles
Appomattox
Amelia
Charles City
Bedford
York
Dickenson
Tazewell
Bland
Montgomery
Dinwiddie
Surry
Hampton City
Wise
Franklin
Charlotte
Russell
Wythe
Floyd
Smyth
Pittsylvania
Halifax
Sussex
Isle of Wight
Lee
Scott
Carroll
Brunswick
Southampton
Chesapeake City
Grayson
Patrick
Henry
Bristol City

**Virginia Beach**
Rank: #14
Deposits: $157mm
Market Tot.: $23.7 bn
Mkt. Share: 0.7%
Branches: 5

**Blacksburg**
Rank: #2
Deposits: $614 mm
Market Tot.: $3.0 bn
Mkt. Share: 20.9%
Branches: 9

**Charlottesville**
Rank: #5
Deposits: $447 mm
Market Tot.: $4.3 bn
Mkt. Share: 9.6%
Branches: 8

**Richmond**
Rank: #5
Deposits: $1.8 bn
Market Tot.: $34.5 bn
Mkt. Share: 5.3%
Branches: 32

Source: SNL Financial; Deposit data as of 6/30/2016; Branch count as of 1/31/17 Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania, & Stafford counties; Culpeper market defined as Culpeper, Madison, Orange & Rappahannock; all other markets per MSA definitions in SNL Financial

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Financial Highlights 7 Full Year 2016 • Net Income was $77.5 million; earnings per share of $1.77 – up ~$10.4 million, 15.5%, or 28 cents, 18.8%, from FY 2015 • ROA of 96 basis points was up 6 basis points from the prior year • ROTCE of 11.5% was up 145 basis points over 2015 levels • The efficiency ratio of 64.3% was down 223 basis points from 2015 • Loan growth was $636 million or 11.2% • Deposit balances grew $416 million or 7% • Raised $150 million subordinated debt at the holding company at favorable terms First Quarter 2017 • Net Income was $19.1million; earnings per share of $0.44 – up ~$2.2 million, 12.8%, and up 6 cents, or 15.8%, from 1Q 2016 • ROA was 92 basis points, up from 88 bps in 1Q16 • ROTCE was 11.20%, up from 10.13% in 1Q16 • Efficiency ratio (FTE) was 65.3%, down from 66.08% in 1Q16 • Loan growth was 3.9% from prior quarter, annualized to 15.7% • Deposit balances grew 3.7% from prior quarter, annualized to 14.7% • Asset Quality remained strong as past dues and net charge-offs declined from prior quarter and prior year

Balance Sheet Trends 8 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 2016 1Q2017 $3,298 $3,237 $5,639 $5,964 $6,379 $6,614 Deposits ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 2016 1Q2017 $2,967 $3,039 $5,346 $5,671 $6,307 $6,554 Loans ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2012 2013 2014 2015 2016 1Q2017 $4,096 $4,177 $7,359 $7,694 $8,427 $8,670 Assets ($M)

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 2015 2016 1Q2017 14.57% 14.16% 13.38% 12.46% 13.56% 13.30% 8.96% 8.93% 9.27% 9.20% 8.41% 8.36% Total capital ratio Tangible Equity/Tangible Assets Repurchased 1.1 million shares in 2012 Capital Management 9 Repurchased 500,000 shares In 2013 Repurchased 2.1 million shares in 2014 Repurchased 700,000 shares in 2015 Repurchased ~1.4 million shares in 2016 • Quarterly Dividend increased from $0.07/share in 2011 to currently $0.20/share Dividend Increases • Repurchased 5.8 million shares since 2012, including ~1.4 million in 2016 Share Repurchases • In 2016, issued $150 million Fixed to Floating subordinated notes due in 2026 Subordinated Debt Issue

Profitability Ratios and Income Trends * excludes after-tax acquisition expenses and acquisition accounting impact 10 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012* 2013* 2014* 2015* 2016* 1Q17* 0.89% 0.90% 0.91% 0.90% 0.96% 0.92% Return on Average Assets (ROA) 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 2012* 2013* 2014* 2015* 2016* 1Q17* 9.89% 10.05% 10.13% 10.00% 11.45% 11.20% Return on Tangible Common Equity (ROTCE) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012* 2013* 2014* 2015* 2016*1Q2017* 4.24% 4.18% 3.93% 3.79% 3.72% 3.58% Net Interest Margin $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2012 2013* 2014* 2015* 2016* 1Q2017* $35,262 $36,408 $65,888 $67,079 $77,476 $19,124 Net Income ($)

Top-Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • Top Tier Financial Performance targets: 11 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

Path to Top Tier Return on Tangible Common Equity Revenue Expense This path also delivers Return on Assets of above 1.1% 12 2.00 4.00 6.00 8.00 10.00 12.00 14.00 ROTCE - 2016 ROTCE Target 11.5% 1.0% - 1.3% 0.3% 0.1% - 0.2% 0.3% - 0.5% Loan Growth with Stabilized Spread FF Rate Rise of 25 bps Wealth Management Growth Expense Management 13.0+%

2017 Outlook • Expect stable economy in Virginia footprint Economy • Low double digit Loan Growth • Stabilizing in 2Q • Modest expansion in second half of 2017 Net Interest Margin • Expect improvement in return on assets, return on tangible common equity and efficiency ratio vs. 2016 Key Financial Metrics 13

2017 Priorities 14 • Loan portfolio • Revenue streams Diversification • Pace loan growth with deposit growth • Target 95% loan to deposit ratio over time Core Funding • Drive efficiency ratio <60% • More revenue + lower cost structure Efficiency • Finalize preparations in 2017 $10 billion asset crossing “We would love to continue to increase density in Virginia, particularly in some of the larger markets where we have a presence, but are not as dense as we would like to be. A good example would be the Greater Hampton Roads, second most populous area of Virginia.” - John C. Asbury, President & CEO, Q4 ’16 Earnings Call

Value Proposition • Statewide branch footprint is a competitive advantage and brings a unique franchise value Scale • Balance sheet and Capital levels Strength • Organic and acquisition opportunities Growth • Committed to top-tier financial performance Opportunity • Solid dividend yield and payout ratio with earnings upside Shareholder 15

Merger Details

17 Additional Merger Information Additional Information and Where to Find It In connection with the proposed merger, Union will file with the SEC a registration statement on Form S-4 to register the shares of Union common stock to be issued to the shareholders of Xenith. The registration statement will include a joint proxy statement of Union and Xenith and a prospectus of Union. A definitive joint proxy statement/prospectus will be sent to the shareholders of Union and Xenith seeking their approval of the merger and related matters. This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of Union and Xenith are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described below. Investors and shareholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about Union, Xenith and the proposed transaction. Investors and shareholders of both companies are urged to review carefully and consider all public filings by Union and Xenith with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus and other documents filed with the SEC also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or Xenith Bankshares, Inc. 901 E. Cary Street Richmond, Virginia, 23219, Attention: Thomas W. Osgood (telephone: (804) 433-2200), or by accessing Union’s website at www.bankatunion.com under “Investor Relations” or Xenith’s website at www.xenithbank.com under “Investor Relations” under “About Us.” The information on Union’s and Xenith’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC. Union and Xenith and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Union and/or Xenith in connection with the merger. Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s 2017 annual meeting of shareholders filed with the SEC on March 21, 2017. Information about the directors and executive officers of Xenith is set forth in Xenith’s Annual Report on Form 10-K, as amended, filed with the SEC on May 1, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. Free copies of these documents may be obtained as described above.

 Solidifies position as Virginia’s preeminent community bank with ~$12 billion in pro forma assets  Provides breadth and depth across Virginia, including significant expansion in the attractive Hampton Roads market  Leverages Xenith’s C&I expertise throughout the combined footprint Transaction Highlights  Attractive commercial lending expertise  Strong core deposit base  Compatible cultures with similar strategies and community focus  Efficiently crosses $10 billion in assets with positive operating leverage  Immediately accretive to EPS in 2018  Immediately accretive to tangible book value with no earnback period  Transaction metrics remain attractive under a lower federal corporate tax rate  Comprehensive due diligence and integration planning process  Strong understanding of markets and credit culture  Readiness to cross $10 billion in assets Strategically Compelling Builds Upon Strengths Financially Attractive Low Risk 18

FINANCIAL HIGHLIGHTS Headquarters Richmond, VA Year Established 1987 Branches 42 CEO (Age) T. Gaylon Layfield III (65) Total Assets $3,199 Total Loans 2,357 Deposits 2,620 Loans / Deposits 90.0 % ROAA 0.70 % Net Interest Margin 3.45 Efficiency Ratio 67.8 NPAs / Assets 1.82 % Reserves / NPLs 34.4 Reserves / Loans 0.78 Tang. Com. Equity / Tang. Assets 13.89 % Leverage Ratio 11.17 CET1 Ratio 12.76 Tier 1 Capital Ratio 12.86 Total Capital Ratio 13.85 C&D / Total Bank Capital 77 % CRE / Total Bank Capital 250 Overview of Xenith Bankshares, Inc. Dollars in millions Source: SNL Financial Data as of or for the three months ended 3/31/17 • Headquartered in Richmond, Virginia with 42 branches across Virginia, Maryland, North Carolina and the greater Washington, D.C. area • 5th largest bank by assets headquartered in Virginia • In July 2016 legacy Hampton Roads Bankshares closed the acquisition of $1.1 billion legacy Xenith Bankshares. The combined entity assumed the Xenith name with many legacy Xenith executive management maintaining their leadership roles Key Franchise Facts XBKS (42) 19

# Our Combined Company

## Pro Forma Highlights[(1)]

| | |
|---|---|
| Assets | $11.9B |
| Loans | $8.9B |
| Deposits | $9.2B |
| Branches | 155 |

- ✓ #1 pro forma Regional Bank deposit market share ranking in Virginia [(2)]
- ✓ Accelerates growth in attractive Hampton Roads market
- ✓ Expands Union's retail footprint into North Carolina and Maryland
- ✓ Leverages Xenith's C&I expertise throughout Union's markets
- ✓ Increased scale – serving a larger, diversified client base
- ✓ Added convenience and wider product and service offerings for customers

## Pro Forma Branch Footprint



Maryland
Baltimore
Washington
Fredricksburg
Staunton
Charlottesville
Roanoke
Richmond
Virginia
Norfolk
Virginia Beach
Greensboro
Raleigh
Asheville
North Carolina
Charlotte
UBSH (113)
XBKS (42)

Note: Financial data as of 3/31/2017
Dollars in billions
(1) Excludes purchase accounting adjustments
(2) Regional bank defined as having less than $50 billion in assets

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# Enhanced Presence in Key Markets

## Virginia

| Rank | Institution | Deposits ($mm) | Market Share | Branches |
|---|---|---|---|---|
| 1 | Wells Fargo & Co. | $38,613 | 20.32 % | 284 |
| 2 | Bank of America Corp. | 26,154 | 13.76 | 130 |
| 3 | BB&T Corp. | 22,631 | 11.91 | 344 |
| 4 | SunTrust Banks Inc. | 19,015 | 10.01 | 193 |
| 5 | Capital One Financial Corp. | 14,812 | 7.79 | 59 |
| | **Pro Forma** | **8,105** | **4.26** | **143** |
| 6 | United Bankshares Inc. | 7,090 | 3.73 | 73 |
| **7** | **Union Bankshares Corp.** | **6,102** | **3.21** | **113** |
| 8 | TowneBank | 5,704 | 3.00 | 32 |
| 9 | Carter Bank & Trust | 3,948 | 2.08 | 88 |
| 10 | PNC Financial Services Group Inc. | 3,479 | 1.83 | 96 |
| **13** | **Xenith Bankshares Inc.** | **2,003** | **1.05** | **30** |

## Virginia Beach-Norfolk-Newport News, VA-NC MSA

| Rank | Institution | Deposits ($mm) | Market Share | Branches |
|---|---|---|---|---|
| 1 | TowneBank | $5,133 | 21.51 % | 26 |
| 2 | Wells Fargo & Co. | 4,713 | 19.75 | 52 |
| 3 | SunTrust Banks Inc. | 3,887 | 16.29 | 36 |
| 4 | BB&T Corp. | 3,120 | 13.07 | 47 |
| 5 | Bank of America Corp. | 2,855 | 11.96 | 32 |
| | **Pro Forma** | **1,080** | **4.52** | **26** |
| **6** | **Xenith Bankshares Inc.** | **922** | **3.86** | **21** |
| 7 | Old Point Financial Corp. | 729 | 3.06 | 20 |
| 8 | Southern BancShares (N.C.) Inc. | 459 | 1.92 | 11 |
| 9 | PNC Financial Services Group Inc. | 389 | 1.63 | 11 |
| 10 | Chesapeake Financial Shares Inc. | 331 | 1.39 | 8 |
| **14** | **Union Bankshares Corp.** | **157** | **0.66** | **5** |

## Richmond, VA MSA

| Rank | Institution | Deposits ($mm) | Market Share | Branches |
|---|---|---|---|---|
| 1 | Bank of America Corp. | $12,320 | 35.60 % | 23 |
| 2 | Wells Fargo & Co. | 6,754 | 19.52 | 62 |
| 3 | SunTrust Banks Inc. | 4,434 | 12.81 | 39 |
| 4 | BB&T Corp. | 3,200 | 9.25 | 40 |
| | **Pro Forma** | **2,502** | **7.23** | **36** |
| **5** | **Union Bankshares Corp.** | **1,827** | **5.28** | **32** |
| 6 | C&F Financial Corp. | 776 | 2.24 | 17 |
| 7 | TowneBank | 735 | 2.12 | 9 |
| **8** | **Xenith Bankshares Inc.** | **675** | **1.95** | **4** |
| 9 | South State Corp. | 542 | 1.57 | 8 |
| 10 | Community Bankers Trust Corp. | 519 | 1.50 | 10 |

Source: SNL Financial

Deposit data as of 6/30/16; pro forma for announced transactions

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# Builds Presence in Key Markets

| | Market | Market | | Demographics | Demographics | Demographics | Demographics | Demographics | Deposits (1) UBSH | Deposits (1) XBKS | Deposits (1) Pro Forma | Deposits (1) Pro Forma |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Market | UBSH | XBKS | 2017 Population | '17-'22 Population Growth (%) | 2022 Proj. Household Income ($) | Gross Domestic Product (2) ($bn) | Number of Businesses | Deposits ($mm) | Deposits ($mm) | Deposits ($mm) | Market Share (%) |
| Shared | Washington, D.C. | ✓ | ✓ | 6,203,724 | 5.5% | $95,629 | $491.0 | 219,675 | $1,166.5 | $174.8 | $1,341.3 | 0.7% |
| Shared | Virginia Beach, VA | ✓ | ✓ | 1,743,468 | 3.5 | 63,930 | 95.7 | 58,790 | 157.4 | 922.2 | 1,079.6 | 4.5 |
| Shared | Richmond, VA | ✓ | ✓ | 1,285,883 | 4.6 | 67,686 | 74.1 | 46,613 | 1,827.3 | 674.5 | 2,501.8 | 7.2 |
| XBKS | Raleigh, NC | | ✓ | 1,305,052 | 8.2% | $70,453 | $75.8 | 45,485 | -- | $67.9 | $67.9 | 0.3% |
| XBKS | Salisbury, MD | | ✓ | 402,439 | 5.2 | 63,679 | 16.1 | 17,569 | -- | 127.1 | 127.1 | 1.8 |
| XBKS | Elizabeth City, NC | | ✓ | 63,536 | 1.3 | 51,437 | NA | 2,523 | -- | 248.3 | 248.3 | 30.6 |
| XBKS | Kill Devil Hills, NC | | ✓ | 40,288 | 4.4 | 61,158 | NA | 3,648 | -- | 54.1 | 54.1 | 4.8 |
| UBSH | Roanoke, VA | ✓ | | 316,013 | 2.7% | $55,867 | $14.5 | 13,288 | $378.4 | -- | $378.4 | 5.2% |
| UBSH | Lynchburg, VA | ✓ | | 262,137 | 3.4 | 53,020 | 9.3 | 9,151 | 180.3 | -- | 180.3 | 3.8 |
| UBSH | Charlottesville, VA | ✓ | | 233,423 | 4.7 | 67,126 | 12.2 | 10,643 | 446.7 | -- | 446.7 | 9.9 |
| UBSH | Blacksburg, VA | ✓ | | 183,199 | 2.9 | 48,740 | 6.7 | 6,059 | 614.5 | -- | 614.5 | 20.6 |
| UBSH | Winchester, VA | ✓ | | 135,021 | 3.8 | 58,405 | 5.9 | 5,416 | 91.8 | -- | 91.8 | 3.7 |
| UBSH | Harrisonburg, VA | ✓ | | 133,374 | 4.6 | 54,686 | 7.4 | 4,615 | 128.2 | -- | 128.2 | 6.0 |
| UBSH | Staunton, VA | ✓ | | 121,226 | 2.7 | 54,245 | 5.0 | 4,417 | 368.4 | -- | 368.4 | 25.1 |

Source: SNL Financial; Bureau of Economic Analysis
(1) Deposits and deposit market share data is as of 6/30/2016
(2) GDP is for the year ended 12/31/2015

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Hampton Roads Market Highlights Source: SNL Financial; Hampton Roads Chamber of Commerce; Hampton Roads Economic Development Alliance (1) Includes companies in the Virginia Beach MSA with NAICs as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing. Demographics Hampton Roads Market Overview  The Hampton Roads market is roughly defined as the Virginia Beach Metropolitan Statistical Area (MSA)  It is recognized as the 33rd largest MSA in the United States, eighth largest metro area in the Southeast United States and the second largest between Atlanta and Washington, DC  It is the second largest in Virginia, with a total population of 1.7 million people  It is a vibrant, Mid-Atlantic region with a skilled workforce, world- class port facilities and a diverse economy  The region boasts presence of 155+ international companies, a 50 foot shipping channel and 128 million consumers within one day’s drive  120,000 active duty, reserve and civilian military / defense personnel and 838,400 person civilian labor force, 91% with a high school diploma or higher  Home to three Fortune 500 Corporations  Hampton Roads is the mid-Atlantic leader in U.S. waterborne foreign commerce and is ranked second nationally behind the Port of South Louisiana based on export tonnage  Total C&I businesses (1): 9,126 3.5% 5.9% 4.2% 4.4% 3.8% 7.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Projected Population Growth 2017 - 2022 (%) Projected Median HHI Growth 2017 - 2022 (%) Virginia Beach MSA Virginia United States Companies Headquartered in the Area 23

Achieves 2017 Priorities for Union • Lowers CRE concentration and increases C&I portfolio • Adds dedicated C&I team in Northern Virginia and significant C&I opportunity in Hampton Roads and Raleigh • Lowers loan to deposit ratio to 97% • Adds meaningful retail presence in Hampton Roads • Expands commercial deposit base and opportunity • Efficiency ratio expected to be below 60% after cost savings are realized • Efficiently crosses from a financial perspective • Infrastructure build out substantially complete Diversification Core Funding Efficiency $10 billion Asset Crossing • Loan portfolio • Revenue streams • Pace loan growth with deposit growth • Target 95% loan to deposit ratio over time • Drive efficiency ratio to <60% • More revenue + lower cost structure • Finalize preparations in 2017 24

Consideration(2) Pro Forma Ownership Executive Management Board of Directors Anticipated Close Transaction Structure and Key Terms Note: Financial data as of 3/31/2017, unless otherwise noted Dollars in millions (1) Combined represents the sum of UBSH and XBKS data and excludes any purchase accounting marks or merger adjustments (2) Based upon closing prices as of 5/19/2017 Combined(1) Total assets $8,670 $3,199 $11,869 Loans held for investment 6,554 2,357 8,911 Total deposits 6,617 2,620 9,237 Market capitalization (2) 1,378 621 1,999 Branches 113 42 155 • $701 million in diluted transaction value • Fixed exchange ratio of 0.9354x of a share of UBSH for each share of XBKS common stock • 100% stock • Outstanding in-the-money options and U.S. Treasury warrants to be cashed out at closing • Remaining in-the-money warrants to be converted into UBSH warrants at closing • 67% UBSH / 33% XBKS • John C. Asbury – President & Chief Executive Officer • T. Gaylon Layfield – Executive Vice Chairman (for a transitional period) • Robert M. Gorman – Executive Vice President and Chief Financial Officer • Two Xenith representatives to join the combined company board of directors • First quarter of 2018, subject to customary regulatory and shareholder approvals 25

Key Assumptions Cost Savings Credit Mark  Gross loan credit mark of approximately 1.5%, or $37 million  Expected to be approximately $28 million pre-tax (fully phased-in) − ~40% of XBKS’ 2018 estimated noninterest expense − 80% realized in 2018, 100% annually thereafter Merger & Integration Costs  Expected to be approximately $33 million after-tax $10 Billion Crossing Impact  Pre-tax impact ~$11 million annualized, beginning third quarter 2019 Other Adjustments  Core deposit intangible of 1.50% ($26 million) assumed on non-time deposits, amortized sum- of-years’-digits over 10 years  Borrowings write-up of $9 million Deferred Tax Asset  No write-down of deferred tax asset required under current federal corporate tax rate of 35%  Under a 25% federal corporate tax rate the deferred tax asset would be written down by ~$42 million Revenue Enhancements  Identified revenue opportunities, but none assumed in financial model Federal Corporate Tax Rate  35% 26

Estimated Pro Forma Financial Metrics (1) Estimated financial impact is presented solely for illustrative purposes using mean analyst estimates. Includes purchase accounting marks and deal related expenses (2) Projected bank level total capital Key Transaction Impacts to UBSH (1) 2018E & 2019E EPS Accretion IRR Initial Tangible Book Value Impact Tangible Book Value Earnback Period Capital Ratios TCE/ TA Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Ratio Total Risk-Based Ratio Loan Concentration Ratios (2) C&D / Total Capital CRE / Total Capital Accretive > 20% Accretive None 9.2% 9.6% 9.7% 10.8% 12.6% 8.9% 9.5% 9.5% 10.7% 12.5% 8.5% 9.4% 9.3% 10.5% 12.3% 83% 296% 84% 300% 85% 303% Pro Forma at Close 35% Federal Corporate Tax Rate: 25% 15% Mid single-digit > 20% Minimal Dilution 2.00 years Mid single-digit > 20% Mid single-digit Dilution 3.75 years 35% Federal Corporate Tax Rate: 25% 15% 27

Comprehensive Due Diligence and Preparation Deferred Tax Asset  Tax advisors completed thorough analysis on Xenith’s $154.9 million deferred tax asset ‒ Expect no impairment of Xenith’s deferred tax asset due to Section 382 ‒ Anticipate up to $42 million write-off under an assumed federal tax rate of 25% Thorough Due Diligence Process  Engaged third party resources for Credit, Tax and Legal diligence  Credit diligence ‒ Reviewed 50% of all outstanding commercial loan balances ‒ Reviewed 74% of all commercial loans risk-graded special mention or worse ‒ Reviewed 78% of all commercial classified loan balances  Additional diligence in areas of ‒ Retail / marketing strategy ‒ Commercial segment ‒ Marine finance ‒ Finance / accounting Crossing $10 Billion  Union has been preparing to cross $10 billion in assets since 2014  Merger will help defray the incremental regulatory expenses over a larger earnings and asset base  Expect Durbin impact on interchange fees starting July 1, 2019  Expect first DFAST submission by July 31, 2019 ‒ Risk management ‒ IT / bank operations ‒ Human resources Capital Plan  Pro forma company to remain “well capitalized”  C&D and CRE loan concentration ratios anticipated to remain in-line with current ratios 28

Crossing $10 Billion  Union has been preparing to grow through $10 billion in assets since 2014 − Union has invested approximately $5 million pre-tax annual run rate in people, systems and infrastructure in IT, Enterprise Risk and DFAST (Dodd Frank Stress Test) − Accelerates Union’s growth over $10 billion in assets by one year  Organic growth: Mid 2019  With this transaction closing: Q1 2018 − Based on a Q1 2018 closing of the transaction, Union expects its reporting timeline to be as follows:  “As-of” date for first stress test December 31, 2018  First stress test reporting date July 31, 2019  First public disclosure October 15-31, 2019  Durbin amendment − The Durbin amendment will limit the combined company’s fees charged to retailers for debit card processing − The limit will go into effect on July 1st following the year in which the combined company reports $10 billion in assets as of December 31st − Based on a Q1 2018 closing of the merger, the combined company expects the impact to begin on July 1, 2019, which is one year earlier than previously expected on a standalone basis 29

Creates Virginia’s preeminent community bank with more than $12 billion in pro forma assets at closing Enhances presence in key markets and provides a platform for future growth Financially attractive transaction for all shareholders with conservative assumptions Proven track record of successful conversions and integrations at both companies Deal Summary 30

Value Proposition • Statewide branch footprint is a competitive advantage and brings a unique franchise value Scale • Balance sheet and Capital levels Strength • Organic and acquisition opportunities Growth • Committed to top-tier financial performance Opportunity • Solid dividend yield and payout ratio with earnings upside Shareholder 31

APPENDIX 32

CEO Succession Plan • John Asbury became President & CEO of Union Bank & Trust and President of Union Bankshares Corporation on October 1; CEO of Holding company on January 2, 2017 – succeeding Billy Beale. • Asbury was most recently President and CEO of First National Bank of Santa Fe, a multi-state bank located in the Southwest • Prior to that, he was Senior Executive Vice President at Regions responsible for all lines serving business and commercial customers and managed a $50 billion book of business • Senior Vice President at Bank of America – served in a variety of roles last position responsible for all Pacific Northwest Region business banking • Asbury joined the board on October 1 • Billy was Executive Vice Chairman through March 31 and was re-elected to board in May 2017 and will serve as an advisor to the CEO and Board 33

Diversified Loan Portfolio (Union) 34 Source: SNL Financial, Company documents Loan Composition at March 31, 2017 – $6.554 Billion Portfolio Characteristics Average loan size $143,000 Weighted average maturity 83 months Yield YTD (Tax Equivalent) 4.35% Composition By Type Composition By Region NOO CRE/Total Capital Ratio: 300% ADC/Total Capital: 81% Residential 1-4 Family 16% NOOCRE 30% Owner Occupied CRE 13% C&D 12% Second Mortgages 1% Equity LOC 8% C&I 9% Personal 9% Other 2% Charlottesville 16% Richmond 27% Fredericksburg 14% Northern Neck 3% Hampton Roads 8% Rappahannock 9% Northern Virginia 3% Southwest & Charlotte 11% Corporate 8%

Commercial Real Estate Portfolio (Union) 35 Source: SNL Financial, Company documents CRE Composition at March 31, 2017 - $2.856 Billion Portfolio Characteristics 10 largest loans 7.0% of CRE portfolio 10 largest loans 2.6% of total loan portfolio Weighted average maturity 61 months Weighted average coupon 3.99% Composition By Type Composition By Region Owner Occupied 31% Retail 14% Office 14% Office Warehouse 8% Hotel, Motel, B&B 7% Special Use 10% Small Mixed Use Building 4% Other 0% Multifamily 12% Charlottesville 19% Richmond 27% Fredericksburg 14% Northern Neck 1% Hampton Roads 12% Rappahannock 4% Northern Virginia 7% Southwest & Charlotte 9% Corporate 7%

Construction and Development Loans (Union) 36 Source: Company documents C&D Composition at March 31, 2017 - $770 million Portfolio Characteristics 10 largest loans 17.0% of C&D portfolio 10 largest loans 2.6% of total loan portfolio Weighted average maturity 20 months Weighted average coupon 4.21% C&D Loans/Total Capital Ratio 81.0% • 36.0% commercial construction, 23.2% residential construction and remainder of portfolio divided between raw land, land development and lots • Most C&D loans have interest reserves • Residential A&D loans must have 50% or more of the lots under contract to close • CRE construction loans must be approved with a UB&T-provided mini-perm Charlottesville 13% Richmond 41% Fredericksburg 16% Northern Neck 1% Hampton Roads 10% Rappahannock 3% Northern Virginia 4% Southwest & Charlotte 4% Corporate 8%

Core Deposit Base (Union) 37 (1) Time deposits greater than $100,000 Note: Minimal exposure to CDARS/ICS deposits Source: SNL Financial, Company documents Deposit Composition at March 31, 2017 - $6.614 Billion Deposit Base Characteristics Average cost of interest bearing deposits 41 basis points Average total cost of deposits 32 basis points Ranked 1st in deposit market share for community banks in Richmond MSA Ranked 1st in deposit market share for community banks in Charlottesville MSA Ranked 2nd in deposit market share in Blacksburg-Christiansburg-Radford MSA 50% in transactional accounts Non-interest Bearing 23% NOW 27% Money Market 23% Savings 9% Jumbo Time¹ 8% Retail Time 10%

C&D 12% 1-4 Family 24% Multifamily 5% Ow ner- Occupied CRE 13% Non Ow ner- Occupied CRE 25% C&I 9% Consumer & Other 11% Pro Forma Loan Portfolio Source: SNL Financial Dollars in millions Data as of or for the three months ended 3/31/2017 (1) Excludes purchase accounting adjustments UBSH XBKS Pro Forma (1) C&D 10% 1-4 Family 17% Multifamily 6% Ow ner- Occupied CRE 11%Non Ow ner- Occupied CRE 18% C&I 21% Consumer & Other 17% C&D 11% 1-4 Family 22% Multifamily 6% Ow ner- Occupied CRE 13% Non Ow ner- Occupied CRE 24% C&I 12% Consumer & Other 12% Yield on Total Loans: 4.29% Yield on Total Loans: 4.59% Total Loans: $6,574 Total Loans: $2,357 Total Loans: $8,931 38

Pro Forma Deposit Composition Source: SNL Financial Dollars in millions Data as of or for the three months ended 3/31/2017 Note: Jumbo time deposits defined as time deposits greater than $250,000 (1) Excludes purchase accounting adjustments UBSH XBKS Pro Forma (1) Demand Deposits 23% NOW Accounts 27% Money Market & Savings 32% Retail Time Deposits 16% Jumbo Time Deposits 3% Demand Deposits 21% NOW Accounts 12% Money Market & Savings 35% Retail Time Deposits 30% Jumbo Time Deposits 3% Cost of Total Deposits: 0.32% Cost of Total Deposits: 0.61% Demand Deposits 22% NOW Accounts 23%Money Market & Savings 33% Retail Time Deposits 20% Jumbo Time Deposits 3% Total Deposits: $6,617 Total Deposits: $2,620 Total Deposits: $9,237 Pro Forma Loans / Deposits: 97% 39